ValueSetters

Investor Update

March 25th, 2019

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of ValueSetters' management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause ValueSetters' actual results to differ materially from those described in the forward-looking statements can be found in ValueSetters' Annual Report on Form 10-K for the year ended April 30, 2018 and Quarterly Report on Form 10-Q for the quarter ended January 31, 2019, which have been filed with the Securities and Exchange Commission and are available on ValueSetters' website (https://valuesetters.com/sec-filings) and on the Securities and Exchange Commission's website (www.sec.gov). ValueSetters does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

Who We Are

ValueSetters is a Boutique Advisory Firm

We work with companies at all stages to provide assistance with:

1) Raising capital through private market portals
2) Strategic advice
3) Technology consulting

Ecosystem

Building an Ecosystem to Disrupt the Private Capital Markets

- ValueSetters - strategic advice, fundraising support
- Netcapital (6% equity stake) - funding portal
- KingsCrowd (12% equity stake) - investment research
- Livingston Securities - broker dealer relationship

Opportunity

Private Capital Markets a $2.4 Trillion Market Opportunity

"Private capital markets…have leapfrogged public markets to become the most popular way for companies to raise money in the U.S."

- The Wall Street Journal

$2.4T raised in private capital markets in 2017 vs $2.1T raised in public markets

Team

Experienced Team of Female Executives



Cecilia Lenk, Ph.D. CEO
Ph.D., Harvard
Angel Investor, Launchpad Venture Group



Coreen Kraysler, CFA CFO
S.M., MIT Sloan
Former Morningstar 5-star Rated Portfolio Manager



Kathy Kraysler, CMO
M.B.A., Yale
Former Director of Audience Analytics at MIT

Success

Significant Accomplishments Since Management Change

- Helped our clients raise over $13 million
- Grew revenues by over 300% for the 9 months ended 1/31/2019
- Achieved gross margin of 91%
- Generated positive cash flow for past 3 quarters
- Produced an operating profit for 3Q2019
- Restructured debt

Select Client List

Attracting Quality Client Base

Sample Client List:

- Braidy Industries
- Ocean Renewable Power Company
- Vantem Global
- Phoenix PharmaLabs

Business Model

Fee-Based Revenue Model Plus Equity Stakes

- Charge fixed fees for services provided
- Take equity stakes in select technology start-ups, including:

N KINGSCROWD emogi

ValueSetters Offers Turnkey Solution

VSTR Assists with all Facets of Private Capital Raise

- Application
- Message crafting
- Offering page
- Digital marketing
- Investor outreach

Netcapital's Success

ValueSetters Owns a 6% Equity Stake in Netcapital

- Over $15 million raised on the platform
- 75% success rate of companies raising funds
- 180,000 new users last year, up 95% vs. 2017

What People are Saying About Netcapital

"Netcapital appeals to me because I've had firsthand experience with the passion and support that comes from an engaged user base, and I've seen how that excitement translates into funding."

- Jason Robins, Co-founder and CEO of DraftKings

"I think this is a very intriguing story."

- Jim Cramer, Mad Money

KingsCrowd's Success

ValueSetters Owns a 12% Equity Stake in KingsCrowd

- Attracted several thousand subscribers
- Raised $167,000 in two online rounds of financing
- Developed partnerships with key industry players:

newchip ROCKETDOLLAR™ WEALTH NOIR

What People are Saying About KingsCrowd

"Receiving a recommendation has had a direct and quantifiable impact on our fundraising."

- Tom Lix, Founder and CEO, Cleveland Whiskey

"In the new world of Reg CFs, there is more clutter than clarity. KingsCrowd brought that clarity to us and our potential investors."

- Nate Tomasi, COO, Mycroft AI

"As a founder, the value of a third party rating can't be overstated."

- Anne Chambers, Founder & CEO, Certifiably

ValueSetters Pipeline Drivers

- Established track record driving referrals
- Potential clients taking notice of VSTR's digital marketing and investor outreach success
- Reciprocal referral agreements with Netcapital in place
- Existing clients providing referrals to new customers
- Proactive outreach to potential clients

Third Quarter Financial Review

ValueSetters

Operating Profit Review

	9 months ended January 31, 2019	9 months ended January 31, 2018		3 months ended January 31, 2019	3 months ended January 31, 2018	
Revenues	$ 281,995	$ 70,120	302%	$ 121,355	$ 44,068	175%
Costs of services	26,337	14,910	77%	13,634	14,910	-9%
Gross Profit	255,658	55,210	363%	107,721	29,158	269%
Gross Margin	**91%**	**79%**		**89%**	**66%**	
Stock based compensation	48,744	112,699	-57%	12,197	26,387	-54%
Selling, general and administrative	211,871	105,921	100%	77,976	24,820	214%
Total costs and expenses	260,615	218,620	19%	90,173	51,207	76%
Income (loss) from operations	(4,957)	(163,410)	-97%	**17,548**	(22,049)	NM

Share Information

No Convertible Securities Outstanding

- 230,546,930 shares in float
- 749,706,712 shares outstanding
- 900,000,000 shares authorized
- No preferred shares
- 18,000,000 shares reserved for exercise of stock options (exercise price $0.03)
- 9,625,500 shares reserved for issuance to officers under stock grant

Summary

- Ecosystem in place to disrupt private capital markets
- VSTR at the forefront of investing through SEC-regulated funding portals
- Helping to expand and democratize equity raising
- Established track record leading to increased referrals and revenue growth

Coreen Kraysler, CFA
ckraysler@valuesetters.com
781-925-1700

ValueSetters